SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934

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          Babson-Stewart Ivory International Fund, Inc.
        (Name of Registrant as Specified In Its Charter)

  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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
                                               July 3, 2000





Dear Shareholders:

The attached proxy statement describes an important proposal related to the partial change in ownership of Babson-Stewart Ivory International, the sub-adviser responsible for managing the assets of Babson-Stewart Ivory International Fund, Inc. since its inception. On March 20, 2000, Stewart Ivory & Company (International) Limited, one of the two general partners of the sub-adviser, was acquired by a subsidiary of Colonial Limited, a large financial services organization headquartered in Australia. On June 15, 2000, Colonial Limited was merged into the Commonwealth Bank of Australia. As a result of these transactions, Stewart Ivory & Company (International) Limited became an indirect subsidiary of the Commonwealth Bank of Australia.

The ownership change should not affect the Fund, as the management team at Babson-Stewart Ivory International and the portfolio managers responsible for the Fund are expected to remain with the firm.

As a result of the ownership change, the Investment Counsel Agreement under which Babson-Stewart Ivory International served as sub-adviser was deemed to terminate automatically as a matter of law. Since the termination, Babson-Stewart Ivory International has continued to sub-advise the Fund under interim agreements approved by the Fund's Board of Directors.

The Board of Directors has scheduled a Special Meeting of Shareholders to be held on August 1, 2000 at which shareholders are being asked to approve a new Investment Counsel Agreement for the Fund with Babson-Stewart Ivory International. We hope that you will take the time to review the attached proxy statement and provide us with your vote on this important issue.

A Questions and Answers section is provided at the beginning of the proxy statement to address various questions that you may have about the change in ownership, the new agreement, the voting process and the shareholder meeting generally. I urge you to confirm the Board's recommendations by promptly completing, signing and returning the enclosed proxy card(s) in the enclosed postage-paid envelope.

Thank you for your continued support of Babson-Stewart Ivory
International Fund, Inc. If you should have any questions regarding the proxy material or would like to vote your shares by telephone, please call 1 (800) 207-3158 to speak to a representative who will help you.

                                   Sincerely,

                                   /s/ Stephen S. Soden
                                   Stephen S. Soden,
                                   President and Chairman of the Board
                                   Babson-Stewart Ivory
                                    International Fund, Inc.

          BABSON-STEWART IVORY INTERNATIONAL FUND, INC.

                    Notice of Special Meeting
                         of Shareholders
                  to be held on August 1, 2000

          A special meeting of the shareholders of Babson-Stewart Ivory International Fund, Inc. (the "Fund"), will be held on August 1, 2000 at 10:00 a.m. Central time at the offices of Jones & Babson, Inc. on the 19th floor of the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri.

During the meeting, or any adjournments thereof (the "Meeting"), shareholders of the Fund will vote on the following Proposals:

          1. To approve a new Investment Counsel Agreement between Jones & Babson, Inc. and Babson-Stewart Ivory International with respect to the Fund.

          2. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting

The Board of Directors has fixed June 15, 2000 as the record date for determining the shareholders who will be entitled to vote at the Meeting.

You are cordially invited to attend the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed proxy instruction form and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors.



                                   By Order of the Board of
                                   Directors,



                                   /s/ Martin A. Cramer
                                   Martin A. Cramer
                                   Secretary


Kansas City, Missouri
July 3, 2000



 Your vote is important. Please sign and return your proxy card in the self-addressed envelope regardless of the number of shares you own.

                         PROXY STATEMENT

                        TABLE OF CONTENTS

                                                             Page


Questions and Answers                                          1

Proposal One:  Approval of New Investment Counsel Agreement    3

Proposal Two:  Other Business                                 10

Additional Information                                        10

Exhibit:       Form of New Investment Counsel Agreement

                           QUESTIONS AND ANSWERS

  On what issue am I being asked to vote?

  You are being asked to approve a new Investment Counsel Agreement (the "Proposed Agreement") with Babson-Stewart Ivory International
  (hereafter, "Babson-Stewart Ivory") that will allow Babson-Stewart Ivory to continue providing advisory services to the Fund following the acquisition of an indirect partial ownership interest in Babson-Stewart Ivory first by Colonial Limited (together with its subsidiaries, the "Colonial Group") and later by Commonwealth Bank of Australia ("Commonwealth Bank"). Following the ownership changes, the existing Babson-Stewart Ivory investment professionals will continue to have a financial interest in continuing with the firm, and the team responsible for managing the Fund is not expected to change. Approval of the Proposed Agreement will also have the effect of a ratification of the interim agreements under which Babson-Stewart Ivory has continued to sub-advise the Fund during the interim period leading up to the shareholder meeting. The approval will allow Babson-Stewart Ivory to collect the fees it earned during the interim period.

  What are the details of the change in ownership?

  Babson-Stewart Ivory is a partnership between Stewart Ivory and Company (International) Limited in Edinburgh, Scotland (hereafter, "Stewart Ivory") and David L. Babson & Company Inc. in Cambridge, Massachusetts (hereafter, "Babson"). On March 20, 2000, Stewart Ivory became an indirect wholly-owned subsidiary of the Colonial Group, a diverse financial services group headquartered in Australia with its core business in life insurance, banking, superannuation and fund management. At June 30, 1999, total assets under management of the Colonial Group were $75.8 billion (Australian). On June 15, 2000, the Colonial Group was merged into Commonwealth Bank, a large international banking organization headquartered in Australia, to create a single international financial services institution with operations in sixteen different countries.

  The Colonial Group and Commonwealth Bank transactions have resulted in a partial change in the ownership of Babson-Stewart Ivory. While Babson remains a general partner of the advisory firm, the other general partner, Stewart Ivory, is now indirectly owned by Commonwealth Bank.

  Why am I being asked to approve a new Investment Counsel Agreement?

  The Fund is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), which requires that any investment advisory agreement for a mutual fund terminate automatically if the investment adviser experiences a significant change in ownership. This provision has the effect of requiring that shareholders vote on a new investment advisory agreement and is designed to ensure that shareholders have a say in the company or persons that manage their fund.

  Since March 20, 2000, Babson-Stewart Ivory has been providing investment advisory services to the Fund under interim Investment Counsel Agreements that were approved by the Fund's Board of Directors, as permitted by U.S. Securities and Exchange Commission rules. The first interim agreement took effect after the Colonial Group's acquisition of Stewart Ivory and the second interim agreement took effect after Commonwealth's acquisition of the Colonial Group. However, in order for Babson-Stewart Ivory to continue to provide advisory services to the Fund on an ongoing basis, shareholders of the Fund must approve a new Investment Counsel Agreement. Your vote to approve the new Investment Counsel Agreement will also have the effect of an approval of the interim Investment Counsel Agreements and the fees to be paid thereunder.

  How does the change in ownership of Babson-Stewart Ivory affect the management of the Fund?

  The persons responsible for operating Babson-Stewart Ivory and managing the assets of the Fund are not expected to change as a result of change in the ownership of Babson-Stewart Ivory. The ownership change may, as anticipated, result in increased investment research capabilities that can benefit the Fund.

  Are there any differences between the original Investment Counsel Agreement and the proposed new Investment Counsel Agreement?

  The proposed new Investment Counsel Agreement is substantially identical to the original agreement, except for the effective and termination dates. Your approval of the proposed agreement will not increase the management fees, sub-advisory fees or overall expenses of the Fund, or change the level, nature or quality of services provided to the Fund.

  Who is asking for my vote?

  The Board of Directors of Babson-Stewart Ivory International Fund, Inc. is requesting your vote on the proposal discussed in this proxy statement. The Board has unanimously approved the proposal and recommends that you vote in favor of the proposal.

  Who is eligible to vote?

  Shareholders of record at the close of business on June 15, 2000 are entitled to vote at the Meeting or any adjournment thereof (the
  "Meeting"). Each share of record is entitled to one vote on each matter presented at the Meeting.

  How can I vote my shares?

  * By Mail: by signing, dating, voting and returning the proxy card in the enclosed postage paid envelope.

  * By Phone: with a toll-free call to 1-888-221-0697 between 9:00 a.m. and 10:00 p.m. (Eastern time).

  * By Internet: by signing onto the internet site listed on your proxy card and entering the proper information, including the control number also listed on your proxy card.

  *    In Person:  by attending the meeting and voting your shares.

  What will happen if there are not enough votes to approve the new Investment Counsel Agreement?

  It is important that shareholders complete and return signed proxy cards to ensure that there is a quorum for the Meeting. If we do not receive your proxy card after several weeks, you may be contacted by officers of the Fund or its advisers or by our proxy solicitor, who will remind you to vote your shares and help you return your proxy. If we don't receive sufficient votes to approve the new Investment Counsel Agreement by the date of the Meeting, we may adjourn the Meeting to a later date so that we can continue to seek more votes. If enough votes are not obtained to approve the new Investment Counsel Agreement, Babson-Stewart Ivory may only be able to receive sub-advisory fees for its service during the interim period equal to its costs of sub-advising the Fund during that period (plus interest). In addition, the Fund's manager, Jones & Babson, will be responsible for managing the Fund's assets until such time as shareholders approve a new sub-adviser.

                               PROPOSAL ONE
           To approve a new Investment Counsel Agreement between
        Jones & Babson, Inc. and Babson-Stewart Ivory International
       with respect to Babson-Stewart Ivory International Fund, Inc.

  The Board of Directors of the Fund is recommending that shareholders approve a proposed new Investment Counsel Agreement (the "Proposed Agreement") between Jones & Babson, Inc. ("Jones & Babson") and Babson-Stewart Ivory, which would become effective immediately following shareholder approval. The Proposed Agreement is substantially identical to the original Investment Counsel Agreement (the "Original Agreement") and differs only in its effectiveness and termination dates.
  As described in this Proxy Statement, the Proposed Agreement is necessary because the Original Agreement terminated as a result of a change in ownership of Babson-Stewart Ivory. The termination and resulting shareholder vote is required under the Investment Company Act. Babson-Stewart Ivory is currently continuing to provide advisory services to the Fund under a temporary Interim Investment Counsel Agreement as permitted by SEC rules.

  This proposal sets forth information about the Fund's investment manager and sub-adviser; a description of the recent changes in ownership of the sub-adviser; a summary of the relevant Investment Counsel Agreements; and a discussion of the factors considered by the Board when it approved the new agreement.

  Investment Manager. The Fund has entered into a Management Agreement with Jones & Babson, an SEC-registered investment adviser and fund underwriter with offices located in the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108-3306. Jones & Babson is a wholly-owned subsidiary of Business Men's Assurance Company of America, in Kansas City, which itself is indirectly owned by Assicurazioni Generali S.p.A., an insurance organization founded in 1831 based in Trieste, Italy. Mediobanca is a 5% owner of Generali. Jones & Babson has served as the Fund's manager and principal underwriter since its inception, and also provides fund accounting and transfer agency services to the Fund.
  The Fund's Management Agreement requires Jones & Babson to either provide or obtain all investment advisory services required to manage the Fund's portfolio of investments. At the Fund's inception, Jones & Babson entered into an Investment Counsel Agreement with Babson-Stewart Ivory, under which Babson-Stewart Ivory has managed the assets of the Fund as sub-adviser.

  Sub-Adviser. Babson-Stewart Ivory has been responsible for the day-to-day management of the Fund's assets since the Fund's inception in 1988. Babson-Stewart Ivory is an SEC-registered investment advisory firm with over $1 billion of assets under management. The firm is a Massachusetts general partnership with its principal place of business at One Memorial Drive, Cambridge, Massachusetts 02142. Babson of Cambridge, Massachusetts and Stewart Ivory of Edinburgh, Scotland are the two general partners of Babson-Stewart Ivory.

  Babson-Stewart Ivory is managed by its general partners, acting through their designated Managing Directors. The names and principal occupations of the Managing Directors are as follows:

   Managing Director    Principal Occupation
   Kevin M. McClintock  Director and Executive Vice President of
                        David L. Babson & Co.
   Stephen B. O'Brien   Executive Vice President of David L.
                        Babson & Co.
   John G. L. Wright    Director of Stewart Ivory
   James W. Burns       Director of Stewart Ivory

  The address for Messrs. McClintock and O'Brien is One Memorial Drive, Cambridge, Massachusetts 02142. The address for Messrs. Wright and Burns is 45 Charlotte Square, Edinburgh, Scotland EH2 4HW.
  Babson is an indirect, majority owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). Specifically, Babson is a wholly-owned subsidiary of DLB Acquisition Corp., a holding company that is a majority owned subsidiary of MassMutual Holding Trust I, which in turn is a holding company and wholly-owned subsidiary of MassMutual Holding Company, a holding company and a wholly-owned subsidiary of MassMutual, a mutual life insurance company.

  Stewart Ivory is a wholly-owned subsidiary of Stewart Ivory & Company Limited, which in turn, is a wholly-owned subsidiary of Stewart Ivory (Holdings) Limited (hereafter, "Stewart Ivory Holdings"). As of March 20, 2000, Stewart Ivory Holdings became an indirect, wholly-owned subsidiary of Colonial Limited, a global financial services firm headquartered in Australia. Subsequently, on June 15, 2000, Colonial Limited and its affiliates were acquired in a merger transaction by Commonwealth Bank, an international banking organization also headquartered in Australia. As a result, Babson-Stewart Ivory is partially owned by Commonwealth Bank. Additional information about the recent ownership changes is set forth below.

  Description of Ownership Changes. On March 20, 2000, the shareholders of Stewart Ivory Holdings sold all of the outstanding voting securities of Stewart Ivory Holdings to Colonial First State (UK) Holdings Limited ("Colonial First State") pursuant to a Recommended Offer dated February 17, 2000 (the "Offer") by Colonial First State for all of the outstanding share capital of Stewart Ivory Holdings. Pursuant to the terms of the Offer, Colonial First State paid a total purchase price of approximately (pound)76.0 million (which was equal to approximately $119.30 million at the currency exchange rate in effect as of March 20,
  2000), which consisted of an agreement to pay existing shareholders of Stewart Ivory Holdings approximately (pound)47.2 million for 100 percent of the outstanding share capital of Stewart Ivory Holdings, an agreement to pay up to (pound)23.3 million for continuing existing employees of Stewart Ivory Holdings over a period of five years and up to (pound)5.5 million in reduced management fees to a shareholder of Stewart Ivory Holdings which is also an investment trust managed by a subsidiary of Stewart Ivory Holdings. The payment of a portion of the purchase price to shareholders was deferred until January 2001 and is contingent on the satisfaction of certain conditions.

  Prior to the Colonial Group's acquisition of Stewart Ivory Holdings, the employees, officers and directors of Stewart Ivory & Company Limited beneficially owned in excess of 78 percent of the outstanding share capital of Stewart Ivory Holdings. In addition, two of the Managing Directors of Babson-Stewart Ivory owned shares of Stewart Ivory Holdings prior to the acquisition and, thus, received a portion of the purchase price. Specifically, Mr. Wright beneficially owned more than five percent of the outstanding share capital of Stewart Ivory Holdings, and Mr. Burns beneficially owned more that one percent but less than five percent of the outstanding share capital of Stewart Ivory Holdings. Prior to the Commonwealth acquisition, Colonial Group was a diverse international financial services group with its core business in life insurance, banking, superannuation (retirement products) and fund management. The Colonial Group operated in Australia, New Zealand, the United Kingdom and the Fiji islands, as well as Asia. At June 30, 1999 total assets held and under management were $75.8 billion (Australian). Colonial Limited had three major operating divisions:

     * Australian Financial Services--a fully integrated insurance, superannuation and banking business consisting of one of Australia's largest life insurers and Colonial State Bank operations;

     * International Financial Services--an international business operating across ten geographic markets offering a mix of life insurance, health insurance, retirement savings products and banking; and

     * Colonial First State Investments--an international fund management business with $47.6 billion (Australian) of funds under management as of June 30, 1999 and operations in Australia, New Zealand, Hong Kong and mainland China, the Philippines, Singapore and the UK. It manages funds on behalf of both wholesale and retail clients as well as managing the life insurance and superannuation assets of Colonial.

  Commonwealth Bank is one of the top ten capitalized companies listed on the Australian Stock Exchange. The bank operates predominantly in the domestic Australian market and its operations cover both retail financial services and business and corporate banking. The bank is represented internationally through ASB Bank Limited, a successful retail bank in New Zealand of which Commonwealth Bank is a 75% shareholder, and through branches in London, New York, Singapore, Tokyo, Hong Kong and Grand Cayman.

  The acquisition of Colonial Group by Commonwealth Bank creates the largest financial services group in Australia.

  Original and Interim Investment Counsel Agreements. The Original Agreement under which Babson-Stewart Ivory most recently provided sub-advisory services to the Fund was dated June 30, 1995 and became effective following its approval by shareholders in 1995 in connection with MassMutual's acquisition of an ownership interest in Babson.

  The Original Agreement, as required by the Investment Company Act, provided for its automatic termination in the event of its assignment. The Colonial Group acquisition of Babson-Stewart Ivory involved the type of change in ownership that qualified as an assignment for Investment Company Act purposes. As a result, the Original Agreement terminated automatically on March 20, 2000 in connection with the Colonial Group acquisition.

  Ordinarily, shareholders of a fund must approve an advisory agreement before it takes effect. In this case, the Fund's Board, including the independent Directors, relied on Rule 15a-4 under the Investment Company Act, which enabled it to approve a temporary Interim Investment Counsel Agreement to take effect after the Colonial Group acquisition that allowed Babson-Stewart Ivory to continue managing the Fund until shareholders could approve a new Investment Counsel Agreement. Similarly, the Board approved a second Interim Investment Counsel Agreement with Babson-Stewart Ivory which took effect following the Commonwealth merger. Under Rule 15a-4, an advisor can serve pursuant to an interim advisory agreement for up to 150 days while the fund seeks shareholder approval of a new investment advisory agreement. Rule 15a-4 imposes the following conditions, all of which were met in the case of each interim Investment Counsel Agreement relating to the Fund:

     (i) the compensation under the interim contract may be no greater than under the previous contract;

     (ii) the fund's board of directors, including a majority of the independent directors, has voted in person to approve the interim contract before the previous contract is terminated;

     (iii) the fund's board of directors, including a majority of the independent directors, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

     (iv) the interim contract provides that the fund's board of directors or a majority of the fund's outstanding voting securities may terminate the contract at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the investment adviser;

     (v) the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the board of the fund; and

     (vi) the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders.

  The sub-advisory fees earned by Babson-Stewart Ivory during the interim period are being held in an escrow account until the shareholder meeting. If the Proposed Agreement is approved, that approval will be viewed as an implicit approval of each Interim Investment Counsel Agreement by shareholders, and Babson-Stewart Ivory will receive the escrowed fees (plus interest). If the Proposed Agreement is not approved, Babson-Stewart Ivory may only be able to receive fees for the interim period equal to the costs it incurred in sub-advising the Fund for that period.

  Proposed Investment Counsel Agreement. The Proposed Agreement is substantially identical to the Original Agreement except for the effective date and termination dates. The Proposed Agreement will take effect immediately after it is approved by shareholders and will have an initial term of two years. Thereafter, it can be renewed for successive one year periods provided its renewal is approved by the Board or by a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund and, in either event, by the vote cast in person of a majority of the independent Directors.

  The terms of the Original and Proposed Agreements are substantially identical. There is no change in the sub-advisory fees paid to Babson-Stewart Ivory, which total 0.475% of average daily net assets annually. The Agreements each provide that Babson-Stewart Ivory will provide research, analysis, advice and recommendations with respect to the purchase or sale of securities and the making of investment commitments for the Fund. The Agreements also each provide that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, Babson-Stewart Ivory shall not be liable for errors of judgment or losses related to its advisory services to the Fund. The Agreements also each provide that they may be terminated without penalty upon 60 days written notice by the Fund and the Proposed Agreement provides that Jones & Babson can similarly terminate the Agreement. Finally, the Agreements each contain provisions limiting the Fund's ability to use the name "David L. Babson & Co." (or any part thereof) if Jones & Babson or Babson-Stewart Ivory do not continue as manager or sub-adviser to the Fund.

  The Proposed Agreement is attached as an Exhibit to this proxy statement.

  Other Similar Funds Managed by Sub-Adviser. In addition to serving as sub-adviser to the Fund, Babson-Stewart Ivory also serves as the investment sub-adviser to Babson for the international component of the DLB Global Small Capitalization Fund and for the portfolios of DLB Stewart Ivory International Fund and DLB Stewart Ivory Emerging Markets Fund. Each of the named mutual funds are part of the DLB Fund Group, a registered investment company, and each has investment objectives and policies that are similar to those of the Fund. Information about the asset size of each fund and the fees paid to Babson-Stewart Ivory for serving as sub-adviser during each fund's last fiscal year follows:
       Name of Fund       Approximate Net Asset       Sub-Advisory Fee
                                  Value
                          as of October 31, 1999

   DLB Global Small        [__________________]     [__________________]
   Capitalization Fund
   (international
   portion)

   DLB Stewart Ivory       [__________________]     [__________________]
   International Fund


  Board of Directors Deliberations. On March 9, 2000, the Fund's Board of Directors held a Special Meeting to consider the proposed Interim Investment Counsel Agreement with Babson-Stewart Ivory to take effect following the Colonial Group acquisition. At the meeting, the Board reviewed materials furnished by Babson-Stewart Ivory and discussed the proposed acquisition with James W. Burns, one of Babson-Stewart Ivory's Managing Directors. Mr. Burns outlined the various reasons why Stewart Ivory believed that the acquisition would benefit Stewart Ivory, and, as a result, Babson-Stewart Ivory and the Fund, specifically noting that being part of a larger international financial organization would strengthen Stewart Ivory's technological, research and investment capabilities. Mr. Burns also discussed the terms of the acquisition, the anticipated logistical effects and the strong financial incentives designed to retain key employees. He indicated that the Fund's existing portfolio management team and supporting investment professionals were mainly expected to remain with the firm and continue to manage the Fund.

  The Board of Directors, including a majority of the independent Directors, approved the proposed Interim Investment Counsel Agreement with Babson-Stewart Ivory after determining that the Agreement: (1) provided for the same compensation to Babson-Stewart Ivory as the Original Agreement; (2) contained satisfactory terms and conditions in view of Section 15 of the Investment Company Act and Rule 15a-4 thereunder; and (3) provided for services of at least equivalent scope and quality as the Original Agreement.

  At their next quarterly Board of Directors' Meeting held on April 27, 2000, the Fund's Board considered the further development of the proposed merger between Commonwealth Bank and Colonial Limited. After discussing the proposed terms of the proposed merger with representatives from Babson, and the possible effects of the merger on Babson-Stewart Ivory and the Fund, the Board approved a second Interim Investment Counsel Agreement to take effect following the Commonwealth/Colonial merger after making the same three determinations detailed above.

  At the April meeting, the Board of Directors, including a majority of the independent Directors, also approved the form, terms and conditions of the Proposed Agreement to be voted on by Fund shareholders under which Babson-Stewart Ivory could continue to serve as sub-adviser to the Fund. In approving the Proposed Agreement, the Board considered the terms of the Proposed Agreement, the quality of services historically provided by Babson-Stewart Ivory and the benefits of continuity of the advisory relationship. The Board also considered the fact that stockholder approval of the Proposed Agreement would permit Babson-Stewart Ivory to receive payment of the fees it earned under the first and second Interim Investment Counsel Agreements. Based on these and other considerations, the Board unanimously determined to recommend that shareholders approve the New Agreement.

  Required Vote. Provided that a quorum is present, the approval of the Proposed Agreement requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy.

               The Board of Directors unanimously recommends that you vote to approve the new Investment Counsel Agreement.

                               PROPOSAL TWO

    To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting

  The Directors do not intend to bring any matters before the Meeting other than Proposals One and Two and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy will use their best judgment in voting on such matters.

                          ADDITIONAL INFORMATION

  Reports to Shareholders and Financial Statements. The Fund's last audited financial statements and annual report, for the fiscal year ended June 30, 1999, and the semi-annual report dated December 31, 1999, are available free of charge. To obtain a copy, please call the Fund toll-free at 1-800-422-2766, or in the Kansas City area at 751-5900, or forward a written request to Babson Funds, P.O. Box 219757, Kansas City, MO 64121-9757.

  Principal Shareholders. As of June 15, 2000, the Fund had 3,684,648.006 shares outstanding and total net assets of $88,357,859.18. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of June 15, 2000, the following entities held beneficially or of record more than 5% of the Fund's outstanding shares.

      Name and Address of Holder                   Percentage of
                                                        Fund
                                                     Ownership

   Quincy Mutual Fire Insurance                    10.85%
   Company
   Quincy, MA

  In addition, to the knowledge of the Fund's management, as of June 15, 2000, no Director owned 1% or more of the outstanding shares of the Fund, and the officers and Directors of the Fund owned, as a group, less than 1% of the Fund's outstanding shares.

  Other Voting Information. You may attend the Meeting and vote in person or you may complete and return the proxy card. Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals One or Two, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals One or Two, your shares will be voted FOR Proposal One and to GRANT discretionary authority to the persons named in the proxy card as to any other matters that properly may come before the Meeting (Proposal
  Two). You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated proxy card that is received by the Fund at or prior to the Meeting, or (3) attending the Meeting and voting in person.

  Solicitation of Proxies. The cost of soliciting proxies will be borne by Babson-Stewart Ivory. Babson-Stewart Ivory reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. Babson-Stewart Ivory has engaged D. F. King to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, ranging between $5,000 and $10,000. Babson-Stewart Ivory expects that the solicitation will be primarily by mail, but also may include telephone or facsimile solicitations. In addition to solicitations by mail, some of the executive officers and employees of the Fund, Babson-Stewart Ivory, Jones & Babson and any affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

  The Notice of Meeting, the proxy cards, and the proxy statement were mailed to shareholders of record on or about July 3, 2000.

  Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that stock exchange rules will not permit the broker-dealers to vote on the new Investment Counsel Agreement on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

  Quorum. A majority of the Fund's outstanding shares, present in person or represented by proxy, constitutes a quorum at the Meeting. Proxies returned for shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and
  (ii) the broker or nominee does not have discretionary voting power on a particular matter), and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. Abstentions and broker non-votes will be treated as votes present but not cast.

  Other Matters and Discretion of Attorneys Named in the Proxy. The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Fund's principal office, BMA Tower, 700 Karnes Boulevard, Kansas City, MO 64108, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.



                              By order of the Board of Directors,




                              Martin A. Cramer
                              Secretary

Dated:  July 3, 2000
Kansas City, Missouri

                                 EXHIBIT A

                   Form of Investment Counsel Agreement

                       INVESTMENT COUNSEL AGREEMENT

                                  between

                           JONES & BABSON, INC.

                                    and

                    BABSON-STEWART IVORY INTERNATIONAL

THIS AGREEMENT by and between JONES & BABSON, INC., a Missouri corporation with its principal office at the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108 (hereinafter referred to as the "Manager"), and BABSON-STEWART IVORY INTERNATIONAL, a Massachusetts general partnership with its principal office at One Memorial Drive, Cambridge, Massachusetts 02142 (hereinafter referred to as the "Investment Counsel"), is made pursuant to the approval and direction of the parties' respective Board of Directors and may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

     WITNESSETH:

     WHEREAS, the Manager has entered into a Management Agreement with BABSON-STEWART IVORY INTERNATIONAL FUND, INC. (Fund) to provide management services, including investment advisory services, the Manager desires the assistance of the Investment Counsel which can supply the following services:

     Research, analysis, advice and recommendations with respect to the purchase and sale of securities and the making of investment commitments; statistical information and reports as may reasonably be required, and general assistance in the supervision of the investments of the Fund, subject to the control of the Directors of the Fund and the Directors of the Manager

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

          1. During the term of this Agreement, or any extension or extensions thereof, the Investment Counsel will, to the best of its ability, furnish the foregoing services.

          2. As compensation, the Manager will pay Investment Counsel for its services the following annual fee computed daily as determined by the Fund's price make-up sheet and which shall be payable monthly or at such other intervals as agreed by the parties:

               a. Four hundred seventy-five one-thousandths of one percent (475/1000 of 1%) of the average daily total net assets of the Fund.

          3. This Agreement shall become effective upon its approval by shareholders of the Fund.

          4. The initial period of this Agreement shall be two years from its effectiveness. Thereafter, or at an earlier date determined by the Board, this Agreement may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors of the Fund or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the Investment Company Act of 1940 (Act) and provided further that such continuance is approved at least annually thereafter by a vote of a majority of the Directors who are not parties to such Agreement or interested persons (as defined by the Act) of such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Counsel shall provide the Manager such information as may be reasonably necessary to assist the Directors of the Fund to evaluate the terms of the Management Agreement. This Agreement automatically will terminate with the Management Agreement without the payment of any penalty, upon sixty days written notice by the Fund to the Manager that the Board of Directors or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the Act, has terminated the Management Agreement. This Agreement shall automatically terminate in the event of its assignment or assignment of the Management Agreement unless such assignment is approved by the Directors and the shareholders of the Fund as herein before provided or unless an exemption is obtained from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. The Manager shall promptly notify the Investment Counsel of any notice of termination or of any circumstances which are likely to result in a termination of the Management Agreement.

          5. It is understood and agreed that the services to be rendered by the Investment Counsel to the Manager under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Counsel shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby, and provided further that the services to be rendered by the Investment Counsel to the Manager under this Agreement and the compensation provided for in Paragraph 2 hereof shall be limited solely to services with reference to the Fund.

          6. The Manager agrees that it will furnish currently to Investment Counsel all information reasonably necessary to permit Investment Counsel to give the advice called for under this Agreement and such information with reference to the Fund that is reasonably necessary to permit Investment Counsel to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that is required under this paragraph and the frequency and manner with which it shall be supplied.

          7. The Investment Counsel shall not be liable for any error of judgment or mistake at law or for any loss suffered by Manager of the Fund in connection with any matters to which this Agreement relates except that nothing herein contained shall be construed to protect the Investment Counsel against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this Agreement.

          8. In compliance with the provisions of the Management Agreement between the Fund and the Manager, Investment Counsel agrees with Manager that subject to the terms and conditions of this Paragraph 8, the Fund may use the name of "David L. Babson" (or any part thereof) as part of its name so long as the Manager, or any successor in interest, continues as Manager and BABSON-STEWART IVORY INTERNATIONAL, or any successor in interest, continues as Investment Counsel. Should the Fund terminate either the Manager, or its successor as Manager, or BABSON-STEWART IVORY INTERNATIONAL, or its successor as Investment Counsel, either the Manager, or BABSON-STEWART IVORY INTERNATIONAL, or their respective successors in interest, may elect to notify the Fund in writing that permission to use the name "David L. Babson" (or any part thereof) has been withdrawn. It is understood that the Fund has, in its Management Agreement with the Manager, expressly agreed that it, its officers, directors and shareholders will take all necessary corporate action and proceed expeditiously to change the name of the Fund and not use any other name or take any action which would indicate the Fund's continued association with BABSON-STEWART IVORY INTERNATIONAL. If the use of the name "David L. Babson" (or any part thereof) is so withdrawn as aforesaid, it is understood and agreed that there shall be no limitation with respect to the future use of the name "David L. Babson" (or any part thereof) by BABSON-STEWART IVORY INTERNATIONAL, or its successor in interest, or by the Manager or its successor in interest.

          9. Although it is not anticipated, there may occur some unforeseen reason which would prohibit BABSON-STEWART IVORY INTERNATIONAL, as a matter of reasonable business necessity, continuing as Investment Counsel. Should such circumstances occur, BABSON-STEWART IVORY INTERNATIONAL, or its successor may elect to terminate its services, even though the Fund would want to continue to use the name "David L. Babson" (or any part thereof) and continue to use the Manager, or its successor, as manager with BABSON-STEWART IVORY INTERNATIONAL, or its successor, as Investment Counsel. Upon receipt of such a written notice, the Fund, its officers, directors and shareholders, have agreed in the Management Agreement between the Fund and the Manager, for the benefit of BABSON-STEWART IVORY INTERNATIONAL, to take all necessary corporate action and proceed expeditiously to change the name of the Fund (but if necessary, take up to one year from the effective date of the termination of the Management Agreement) and not use any other name or take any other action which would indicate the Fund's continued association with BABSON-STEWART IVORY INTERNATIONAL. In consideration for this right, BABSON-STEWART IVORY INTERNATIONAL agrees that should it so request the withdrawal of the name "David L. Babson" (or any part thereof) it will not permit another investment company, whether or not registered under the Act, to use the name "David L. Babson" (or any part thereof) as part of its name for a period of five years subsequent to the effective date of the written withdrawal request, unless this prohibition is waived or modified by a majority vote of the Fund's shareholders entitled to vote at a duly constituted meeting of the Fund's shareholders following receipt of the request, and if any such action is also approved by the majority of shares entitled to vote at a duly constituted meeting of the shareholders of the Manager For this right to withdraw the name "David L. Babson" (or any part thereof) from the use of the Fund, BABSON-STEWART IVORY INTERNATIONAL agrees that it will not compete with the Manager for the management of the Fund during said five-year period, unless this no-compete provision is waived by a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of the Manager


Each party hereby executes this Agreement as of the ___ day of ____, 2000, pursuant to the authority granted by its Board of Directors.


                                        BABSON-STEWART IVORY INTERNATIONAL


                                              By: ________________________

ATTEST: ______________


                                                      JONES & BABSON, INC.


                                               By:________________________


ATTEST: ______________

FIRST CLASS
U.S. POSTAGE PAID
PROXY TABULATOR
From: PROXY TABULATOR P.O. BOX 9122
HINGHAM, MA  02043-9122

VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE 1-888-221-0697 OR LOG ON TO WWW.PROXYWEB.COM

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE VOTE YOUR PROXY TODAY!

Please fold and detach card at perforation before mailing
PROXY SPECIAL MEETING OF SHAREHOLDERS Babson-Stewart Ivory International Fund, Inc. August 1, 2000. The undersigned hereby revokes all previous proxies for his or her shares and appoints Stephen S. Soden, P. Bradley Adams and Martin A. Cramer, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Babson-Stewart Ivory International Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at the offices of
Jones & Babson, Inc., on the 19    floor of the BMA Tower, 700
Karnes Boulevard, Kansas City, Missouri at 10:00 a.m., Central
Time on August 1, 2000, upon such business as may properly be brought before the Meeting.

IMPORTANT:  PLEASE VOTE YOUR PROXY TODAY.

You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.

Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

Date:                                   Signature(s)

*IMPORTANT:  PLEASE VOTE YOUR PROXY TODAY (Please see reverse side) 428

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE OR
VOTE BY PHONE OR INTERNET.

NO POSTAGE REQUIRED IFMAILED IN THE U.S.Please fold and detach card at perforation before mailing. This proxy is solicited on behalf of the Board of Directors of Babson-Stewart Ivory International Fund, Inc. (the "Fund"). It will be voted as specified. If no specification is made, this proxy shall be voted in favor of Proposals 1 and 2. If any other matters properly come before the Meeting aboutwhich the proxyholders were not aware prior to the time of solicitation, Proposal 2 gives authorization to the proxyholders to vote in accordance withthe views of management on such matters. Management is not aware of any such matters. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1 AND 2

     FOR                    AGAINST                    ABSTAIN

1.  To approve a new Investment Counsel Agreement between
Jones & Babson, Inc., and Babson-Stewart Ivory International with respect to Babson-Stewart Ivory International Fund, Inc.

2. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting.

IMPORTANT:  PLEASE VOTE YOUR PROXY TODAY 428